Exhibit 99.1

CAUTIONARY STATEMENTS & DISCLOSURES This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by (see, for example, slide 103), and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “believe,” “potential,” “will,” “expect,” “estimate,” “continue to,” “outlook,” “goals,” “trend,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent filings with the Securities and Exchange Commission that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason. Certain financial information is presented on a non-GAAP basis. The Company believes it is useful to present non-GAAP financial measures which exclude certain significant and non-cash items as a means to understand the performance of its operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website.

SPEAKER TOPIC Todd Nelson — President & CEO CEC Highlights General Industry Trends Strategic Initiatives M&A Update – Trident University Andrew Hurst — SVP, CTU University Overview Business Trends & Technology John Kline — SVP, AIU University Overview Business Trends & Technology BREAK Ashish Ghia — SVP & CFO Financial Overview Long Term Goals Capital Allocation Todd Nelson — President & CEO Vision for the Future Closing Remarks Q&A SESSION AGENDA

TODD NELSON Chief Executive Officer Career Education Corporation CEC Highlights General Industry Trends Strategic Initiatives M&A Update

CEC UNIVERSITIES Regionally Accredited Academic Institutions

EXPERIENCED EXECUTIVE MANAGEMENT TEAM WITH COMBINED INDUSTRY EXPERIENCE OF OVER 100 YEARS Todd Nelson Chief Executive Officer Andrew Hurst President Colorado Technical University Ashish Ghia Chief Financial Officer John Kline President American InterContinental University Jeffrey Ayers General Counsel & Corporate Secretary Dave Czeszewski Chief Information Officer Beth Boeke Chief Human Resources Officer EXECUTIVE MANAGEMENT TEAM

CEC: A QUALITY EDUCATIONAL SERVICES PROVIDER IMPROVING LIVES THROUGH EDUCATION Career Education Corporation operates two academic institutions: Regionally accredited by the Higher Learning Commission (HLC) Providing quality postsecondary education Serving a diverse, non-traditional student population Offering primarily online education, along with campus-based and blended learning programs Pioneering innovation in higher education with personalized learning technologies hlcommision.org

REGIONALLY ACCREDITED ACADEMIC INSTITUTIONS Primarily an online institution 2 campus locations Atlanta, GA Houston, TX Total Enrollments – 11,800(1) Degrees conferred – 141,000+ since 1970 Primarily an online institution 2 campus locations Aurora, CO Colorado Springs, CO Total Enrollments – 22,600(1) Degrees conferred – 104,000+ since 1965 SCALABLE SHARED SERVICES As of December 31, 2018

OUR GOALS AND GUIDING PRINCIPLES Guiding principles and underlying objectives that govern our operating framework: To be a leading provider of postsecondary education to non-traditional students Compliance with Regulations Core philosophy across our operating decisions Balance financial commitments with student–serving investments Classroom experience and course content and design Learner centric model Student first mindset Improve graduation rates Academic Outcomes Academic Quality and Integrity Sustainable and Responsible Growth

TRANSFORMATION JOURNEY

PROGRESS AND ACCOMPLISHMENTS 2018 WAS A WATERSHED YEAR FOR OUR COMPANY EXPERIENCED TEAM SCALABILITY STRONG BALANCE SHEET Motivated team that is focused on effectively and efficiently educating our students Shared services and support functions have achieved an optimized level of efficiency which is scalable for future growth Ended 2018 with ~$229 million of cash(1) Operating cash flows strengthened to a seven year high No Debt TRANSFORM INVESTMENTS GROWTH Teach-out process completed Related lease obligations have substantially diminished ~$10M of net lease obligations remaining through 2021 Incremental investments in student support services and processes IL and AZ centers Graduation teams Technology Positive enrollment trends across both Universities Total CEC margin expansion Includes cash, cash equivalents, restricted cash, and available-for-sale short-term investments

HOW WE GOT HERE: OUR TRANSFORMATION PLAN COMPLETE COMPLETE PRESENT FOCUS Teach-out/Divest Sanford Brown (SB) and Le Cordon Bleu ® (LCB) schools Improve operating efficiency through process re-engineering Invest in and grow University operations Transformation Plan initiated in 2015 – NOW COMPLETE

Process re-engineering Investing in technology and student services Commitment to Education (responsible teach-out completion) Keeping our commitments to students while transforming the Company TRANSFORMATION ENABLED US TO FOCUS ON REGIONALLY ACCREDITED INSTITUTIONS Strong institutions with focus on student experiences, retention & academic outcomes 2018 Total Enrollments: 34,400 (as of December 31st) TRANSFORMATION PLAN COMPLETE Past Present

FINANCIAL PROGRESS: 2014 TO 2019 Progress while investing for long term success Commitment to Education – responsible teach-out completion Cumulative losses of ~$500M 2014 to 2018 Teach-outs initiated University growth and investments Total CEC – Operating Income (Loss) Teach-outs completed (1) Estimated outlook is based on assumptions listed on slide 103

INDUSTRY OVERVIEW

INDUSTRY OVERVIEW ONLINE POSTSECONDARY EDUCATION – VALUE PROPOSITION Growth in ‘blended learning’ online platform – well accepted Need for non-traditional classroom format – adult learners Advancement in innovative technology Source: BMO The Education Industry: 2018, p. 13 Increased earning potential with degrees

INDUSTRY OUTLOOK: POSTSECONDARY EDUCATION MARKET INFLECTION POINT EXPECTED IN 2021 Postsecondary enrollments projected to increase at 1.4% CAGR through 2026-2027 Per the National Center for Education Statistics (NCES), approximately 20 million students were enrolled in degree-granting postsecondary institutions during the 2016-2017 school year (latest data available) Three types of degree-granting postsecondary institutions: Public not-for-profit schools (NFP) 73.5% Private not-for-profit schools (NFP) 20.6% Private for-profit schools (FP) 5.9% Vast majority attend public not-for-profit institutions ~20M STUDENTS Higher Education Total Market Size Source: BMO The Education Industry: 2018, pp. 68-69

INDUSTRY OUTLOOK: TOTAL U.S. EDUCATION MARKET

Career Education competes for market share in the postsecondary market

	$1.5T				
	CHILDCARE	K-12	POSTSECONDARY	CORPORATE TRAINING	EDUCATION TECHNOLOGY
$1.4T PUBLIC NOT-FOR-PROFIT		Public Schools	**State Universities**		
PRIVATE NOT-FOR-PROFIT	Chesterbrook Academy	Benet Academy	**Southern New Hampshire, Liberty University**	Cuyahoga Community College	
$122B PRIVATE FOR-PROFIT	La Petite Academy/ Crème De La Creme	K12	**Career Education, Strategic Education, Zovio, Grand Canyon**	Global Knowledge, Skillsoft	Coursera, TWOU, Udemy

Source: BMO The Education Industry: 2018, p. 6

18 | *Presenter:* Todd Nelson

INVESTOR DAY 2019

MARKET SHARE BY COMPETITOR MARKET SHARE OPPORTUNITY FOR AIU AND CTU (1) Source: BMO The Education Industry: 2018, p. 89 – except as otherwise noted Market share is calculated as a percentage of 1.18 million students attending private for-profit institutions (fall 2016), BMO The Education Industry: 2018, p. 82 Phoenix University enrollments for Q1 2017 sourced from Apollo 8-K, filed January 9, 2017 Laureate Education enrollments for Online & Partnerships segment sourced from 10-K, filed February 28, 2019 Institution Ticker 2018 Total Enrollments(1) Share of Market(2) (Private For-Profits Only)   University of Phoenix (Apollo)(3)   135,900 11.5% Adtalem Global Education ATGE 117,249 9.9% Grand Canyon Education LOPE 86,499 7.3% American Public Education APEI 80,050 6.8% Laureate Education (Walden University and Online)(4) LAUR 60,600 5.1% Strategic Education (Strayer / Capella) STRA 84,510 7.2% Bridgepoint Education / Zovio BPI 40,810 3.5% Career Education Corporation (AIU / CTU) CECO 32,400 2.7% Universal Technical Institute UTI 9,802 0.8% TOTAL   647,820 54.9%

INDUSTRY OUTLOOK: INDUSTRY GROWTH DRIVERS CEC WELL POSITIONED WITHIN THE POSTSECONDARY EDUCATION LANDSCAPE Blended offerings (online/campus-based) Innovative technology (AI, intellipath® and Mobility) Mostly serving non-traditional, adult learners with opportunity to further penetrate and expand student demographics Scholarships, grants and corporate partnerships Student first model with focus on retention, academic outcomes and student experiences Scalable shared services: back-end student support and general corporate functions CEC POSITIONING

INDUSTRY OUTLOOK: REGULATORY, LEGAL AND POLITICAL UPDATE Regulatory Gainful Employment Borrower Defense to Repayment Attorney General Agreements Legal Cases Oregon Arbitrations Federal Trade Commission 2020 Elections

GENERAL BUSINESS OVERVIEW

CEC OPERATIONS ARE SPREAD ACROSS THE UNITED STATES CTU COLORADO SPRINGS Colorado Springs, CO CTU AURORA Aurora, CO AIU HOUSTON Houston, TX AIU ATLANTA Atlanta, GA HEADQUARTERS Schaumburg, IL AIU SUPPORT CENTER Chandler, AZ CTU SUPPORT CENTER Tempe, AZ

STUDENT DEMOGRAPHICS STUDENT DEMOGRAPHICS: NON–TRADITIONAL ADULT LEARNERS University Total Enrollments (as of December 31st, 2018) BY DEGREE TYPE BY SEGMENT BY CORE CURRICULA

KEY METRICS FOR 2018 ENROLLMENT GROWTH DRIVEN BY INVESTMENTS IN TECHNOLOGY AND STUDENT-SERVING PROCESSES Estimated outlook is based on assumptions listed on slide 103 2018 and 2017 enrollments are as of December 31st See slides 104-107 for the GAAP to non-GAAP reconciliation Enrollment comparability impacted by timing of academic calendar redesign at AIU Estimated Q1 2019 outlook as provided within our Form 10-K filed on February 20, 2019. Actual results are pending finalization of our quarter end financial close. (4) 2018 UNIVERSITY REVENUE – $581M by Segment (3) (1) (2) (5)

Graduation ADMISSIONS AND ADVISING CENTER INVESTMENTS School Admissions Student support processes and functions: Admissions Advising Academics Financial Aid REINVESTMENT FOR UNVERSITY GROWTH INVESTMENTS IN: Two new student support centers in Arizona Further enhancing our Illinois centers Graduation teams Training and development Student technology

CTU QUARTERLY ENROLLMENT TRENDS INVESTMENTS IN OUR IL AND AZ STUDENT SUPPORT CENTERS AND PROGRESS WITH CORPORATE PARTNERSHIPS | Presenter: Todd Nelson

AIU QUARTERLY ENROLLMENT TRENDS LONG TERM TRENDS ARE EXPECTED TO BE POSITIVE DRIVEN BY INCREASED EFFICIENCY WITHIN AZ AND IL SUPPORT CENTERS | Presenter: Todd Nelson Quarterly enrollment comparability impacted by timing of the academic calendar redesign at AIU

STRATEGIC PRIORITIES

STRATEGIC PRIORITIES QUALITY ACADEMIC OUTCOMES INCREASE SHAREHOLDER VALUE Enroll Educate Graduate Optimize Enrollment Processes Enhance Retention & Engagement Leverage Scalable Shared Services Utilize Technology as a Differentiator Invest in High ROI Projects

STRATEGIC PRIORITIES DRIVING GROWTH TACTICAL ENABLERS THAT SUPPORT OUR STRATEGIC PRIORITIES OPTIMIZE ENROLLMENT PROCESSES Geographic / operational diversification Enhanced orientation and first class experience Admissions support with focused training and development Diversified student demographics (Corporate partnerships, Nursing) ENHANCE RETENTION & ENGAGEMENT Learner centric model with graduation team support Relevant academic curriculum and enhanced learning systems Personalized student outreach using proactive technology LEVERAGE SCALABLE SHARED SERVICES Regular process re-engineering Optimize corporate and student support functions Streamline processes with focused execution UTILIZE TECHNOLOGY AS A DIFFERENTIATOR Expand intellipath® courses Student retention tool: Civitas predictive analytics Google AI / machine learning Student and faculty mobile app INVEST IN HIGH ROI PROJECTS IL and AZ support center investments Inorganic accelerators M&A: Trident University ‘Hybrid OPM’ Investment mantra ROIC > Cost of Capital

AIU AND CTU BRANDS HOW ARE AIU and CTU ALIKE and DIFFERENT? Potential for faster growth and margin expansion Regionally accredited Scalable shared services Blended learning: online and campus-based Non-traditional students: Adult learners Shared best practices Variety of Program offerings: Diversity of populations: Corporate Partnerships, Military Education built for the busy adult: CTU Fast Track™ Modest growth Engineering, Computer Science, Nursing, Doctoral level High touch student centric support model Classroom built for learning: easy navigation, learner centric curriculum

M&A UPDATE – TRIDENT UNIVERSITY

M&A UPDATE: TRIDENT UNIVERSITY SUMMARY PURCHASE AGREEMENT TO ACQUIRE THE ASSETS OF TRIDENT UNIVERSITY For-profit online postsecondary education institute serving ~4,000 students Degrees offered include Doctorate, Master’s, Bachelor’s and Associate degrees and certificates Focus on business, education, health, human services and IT Large military presence (over 75% of non-doctoral are affiliated with the military) Regional accreditation through WSCUC Cohort default rates (CDR) amongst the lowest in the industry Recognized as a “Military Advanced Education and Transition Top School” for 2018 and “Military Times Best: Colleges 2018” Expected to close by the end of 2019 – subject to necessary regulatory approvals

STRATEGIC ADVANTAGES Optimal allocation of capital at reasonable valuations (positive ROI) Increases the depth and breadth of CEC’s program offerings: Master’s and Doctorate Quality brand diversification Strong leadership expected to continue Expertise in organic lead generation – ability to share best practices Opportunity to validate ‘Hybrid OPM’ concept leveraging scalable shared services PURCHASE AGREEMENT TO ACQUIRE THE ASSETS OF TRIDENT UNIVERSITY

University Overview Business Trends & Technology ANDREW HURST President of CTU SVP at Career Education Corporation

THE STUDENT JOURNEY

CTU PRIORITIES CTU IS COMMITTED TO FIVE PRIORITIES: Continue to grow and evolve the student population Expand our academic leadership position Leverage technology to enhance student experiences and promote overall student success Deepen institutional commitment to the community Elevate employee satisfaction | Presenter: Andrew Hurst

CTU FINANCIAL OVERVIEW +1.2% INCREASE IN REVENUE +6.7% INCREASE IN NEW ENROLLMENTS +5.6% INCREASE IN ADJUSTED OPERATING INCOME(1) +2.3% INCREASE IN TOTAL ENROLLMENTS Key Metrics 2018 vs PY 2014 – 2018 REVENUE CAGR ~3% Adjusted operating income of $117.4 million and $111.2 million for the years ended December 31, 2018 and 2017, respectively, exclude depreciation, unused space charges and severance and related costs – see GAAP to non-GAAP reconciliations on slides 104-107

CTU DIVERSIFIED STUDENT ENROLLMENT AND PROGRAM MIX ENROLLMENT DEMOGRAPHICS ACCREDITATIONS Total enrollments 22,600(1) Enrollment trends were positive in 2018 ENROLLMENTS TOTAL ENROLLMENTS(1) 2015–2019 Higher Learning Commission hlcommision.org Total enrollments are as of December 31st for each year presented with the exception of Q1, 2019 which is as of March 31st

CTU LOCATIONS – TWO CAMPUSES AND THREE SUPPORT CENTERS 22,600 Students / 799 Full Time Employees AURORA, CO CAMPUS COLORADO SPRINGS, CO CAMPUS TEMPE, AZ SUPPORT CENTER SCHAUMBURG, IL SUPPORT CENTER (Golf Building) SCHAUMBURG, IL SUPPORT CENTER (CSC Building)

GROW AND EVOLVE THE STUDENT POPULATION CTU IS GROWING AND EVOLVING THE STUDENT POPULATION ON MULTIPLE FRONTS: Grow base population through enrollment optimizations Diversify program mix (Nursing, STEM) Increase corporate partnerships HIGHLIGHT ON CORPORATE PARTNERSHIPS: Reach potentially high-performing students that traditional marketing cannot through corporate partnerships Higher than average enrollment and retention rate 20 COMMITMENT GRANT PARTNERS 440 TOTAL CORPORATE PARTNERSHIPS Incremental investments in student support services: +100 staff

McDONALD’s STRATEGIC ALLIANCE 2nd Strategic Grant added 3rd Strategic Grant added 1st Strategic Grant added Launched in July 2014 with a standard grant In January 2017, added the CTU Program for McDonald’s Students with an increased grant July 2018, launched the McDonald’s Commitment Grant for McOpCo and Corporate employees More than 90% of CTU Program for McDonald’s Students survey respondents stated that the tuition grant offered at CTU positively impacted their perception of McDonald’s as an employer(1) GROW AND EVOLVE THE STUDENT POPULATION Based on 2017-18 survey data of 158 CTU Program for McDonald’s Students respondents out of 833 CTU McDonald’s students surveyed

ACADEMIC LEADERSHIP POSITION U.S. NEWS & WORLD REPORT BEST ONLINE PROGRAMS 2019 Fifth consecutive year CTU programs have been ranked Bachelor’s and Bachelor’s Veterans programs badge eligible Other Programs ranked: Graduate Business, Graduate Computer Science / Information Technology, Graduate Criminal Justice, Graduate Engineering, Graduate Nursing HIGHER ED ENGAGEMENTS ASU/GSV Summit (Arizona State University/Global Silicon Valley) APLU (Association of Public and Land Grant Universities) WCET (WICHE Cooperative for Educational Technologies) a division of the Western Interstate Commission for Higher Education: ACAO (Association of Chief Academic Officers) Digital Fellows Project funded by the Bill & Melinda Gates Foundation OLC (Online Learning Consortium) ACE (American Council on Education) ASEE (American Society of Engineering Education) EDUCAUSE COLLABORATION Colorado State University (CSU) & CSU Global University of Central Florida (UCF) Colorado Community College System University of North Carolina (UNC) University of Maryland University College (UMUC) Indiana University Purdue University - Indianapolis (IUPUI) San Diego State University Virginia Tech Excelsior College University of Memphis Air Force Academy

MOBILE SUPPORTING STUDENTS THROUGH TECHNOLOGY intellipath® CIVITAS

MOBILE FIRST UNIVERSITY MOBILE APP USAGE IS HIGH AT BOTH UNIVERSITIES Adoption rate 89% by active student population Opt-in rate 92% for push notifications LEVERAGING MOBILE MOMENTS FOR STUDENT ENGAGEMENT “Nudge” push notifications “Achieve success this session!” Timely push notifications to curated student audiences based on Civitas data Financial aid document collection Two-way messaging FACULTY MOBILE APP IMPACT 58% adoption rate WCET’s 2018 awardees transform the college learning experience with innovative, technology-based solutions

COMPETITIVE LANDSCAPE APP FEATURES

	CTU	AIU	DeVry	Strayer	Phoenix	Capella	Ashford	WGU
Student ID	X	X				X		
Ebooks	X	X	X					
Discussion board	X	X	X		X	X		
Lecture/chat	X	X	X					
Grades	X	X	X		X	X	X	X
Email	X	X	X			X		
Messenger	X	X	X					
Assignments/Tasks	X	X	X	X (1)				X
Degree progress	X	X	X	X	X	X		X
Contacts	X	X		X	X	X	X	X
Financial Aid	X	X	X	X				

Based on review(2) of app store features, CEC offers the most comprehensive mobile apps of competitor online institutions

(1) Requires use of Blackboard app to complete assignments
(2) Review performed as of March 13, 2019

48 | *Presenter:* Andrew Hurst

INVESTOR DAY 2019

CTU AIU Devry Strayer Phoenix Capella Ashford WGU App Store ratings 4.5 4.4 3.8 4.5 2.0 3.4 2.8 3.6 # reviews 85 30 10 192 143 37 21 172 Google Play ratings 4.0 3.4 3.5 3.3 4.1 3.3 4.0 4.8 # reviews 3,290 1,719 806 99 7,970 551 2,197 2,546 Last updated 4/19 4/19 2/19 12/18 2016 3/18 9/18 3/19 COMPETITIVE LANDSCAPE Other Online Institutions GCU – app only for campus students Walden – uses mobile responsive classroom ASU – campus focused app; uses Blackboard UMUC – no app Purdue Global – no app *Review performed as of March 13, 2019

LEADER IN ADAPTIVE LEARNING Helping students prepare for success by offering a personalized learning system to build stronger study habits LEARNING MAP Virtual Campus Navigation Classroom Navigation Getting Started Success In and Out of the Classroom Support Teams Learning Support Connections Are You Ready? MAXIMIZE THE STUDENT EXPERIENCE Increased Control: Students can move quickly through areas they understand to immediately address those areas where they need to improve Higher Confidence: Students report feeling a stronger sense of confidence as they proactively address learning gaps Better Engagement: Students say classes are “personalized” and they engage in the learning process at a deeper level Highly-Efficient: Educational programs focused on the competencies students need to learn, not areas that they have already mastered

CTU FAST TRACK™ ADVANTAGES OF CTU FAST TRACK: Students can save up to 30% on tuition Students can graduate up to 30% earlier Students can test out of college classes CTU Fast Track is offered at no additional cost Fast Track leverages our intellipath® adaptive platform A series of mini modules designed to test knowledge of key course objectives, offering students the opportunity to earn college credit for what they already know and earn their degree faster.  “The efficiency of not retaking classes for things I’ve already learned in the past was great. Fast Track was a huge resource that helped me complete my degree.” —Justin Hart, 2016 Graduate

LEVERAGING PREDICTIVE ANALYTICS FOR STUDENT SUCCESS Evolving to Provide Proactive Outreach & Precise Advising to Influence Student Experience and Success Focusing our efforts to predict students’ needs and provide them with the relevant services Achieving this goal through the development of prescriptive analysis and proactive services Initial readings indicate positive momentum and ability to determine the best services to enhance student retention VALUE COMPLEXITY

CORPORATE SOCIAL RESPONSIBILITY MILITARY RECOGNITION Purple Heart University by the Military Order of the Purple Heart (MOPH) CCME Institution Award Military Times Best Colleges: 2018 List U.S. News and World Report MILITARY COMMUNITY PARTNERSHIPS The Elizabeth Dole Foundation Hire Our Heroes Yellow Ribbon Fund, Inc. Guardian Angels Medical Service Dogs, Inc. COMMUNITY PARTNERSHIPS Pikes Peak Habitat for Humanity Care and Share Food Bank in Colorado Springs America the Beautiful Park CTU PATRIOT SCHOLARSHIP Since 2008, CTU has awarded the Patriot Scholarship to 550 applicants, totaling nearly $11 million.

University Overview Business Trends & Technology JOHN KLINE President of AIU SVP at Career Education Corporation

THE STUDENT JOURNEY

AIU PRIORITIES | Presenter: John Kline AIU’S TRANSFORMATION DRIVEN BY FOUR KEY PRIORITIES: Invest in student-serving functions and processes Provide authentic, personalized student service experiences Leverage technology to deliver quality student experiences and academic outcomes Create a sense of belonging and community among AIU students

AIU FINANCIAL OVERVIEW +3.4% INCREASE IN REVENUE +11.7% GROWTH IN TOTAL ENROLLMENTS +35.3% INCREASE IN ADJUSTED OPERATING INCOME(1) +6.6% GROWTH IN NEW ENROLLMENTS 2016 – 2018 ~3% REVENUE CAGR Full Year 2018 vs PY Nine months (Jan to Sep) 2018 vs PY(2) Adjusted operating income of $13.7 million and $10.2 million for the years ended December 31, 2018 and 2017, respectively, exclude depreciation, unused space charges, severance and related costs – see GAAP to non-GAAP reconciliations on slides 104-107 Due to the timing impact of the academic calendar redesign, 9 month enrollment trends are more representative of the underlying operating performance – new and total enrollments decreased 4.7% and 6.3%, respectively, for the year ended December 31, 2018 as compared to the prior year

AIU DIVERSIFIED STUDENT ENROLLMENT AND PROGRAM MIX Total enrollments 11,800(1) Enrollments trends were positive in 2018 ENROLLMENT DEMOGRAPHICS ACCREDITATIONS *Timing of academic calendar redesign impacts YOY enrollment comparability ENROLLMENTS TOTAL ENROLLMENTS(1) 2015–2019 Higher Learning Commission hlcommision.org Total enrollments are as of December 31st for each year presented with the exception of Q1, 2019 which is as of March 31st

AIU LOCATIONS: TWO CAMPUSES AND TWO SUPPORT CENTERS SCHAUMBURG, IL SUPPORT CENTER (CSC Building) ATLANTA, GA CAMPUS HOUSTON, TX CAMPUS CHANDLER, AZ SUPPORT CENTER 11,800 Students / 732 Full Time Employees

AIU: GROWTH DRIVEN BY FOUR CORE COMPONENTS MARKETING AI and MACHINE LEARNING STUDENT SERVICES ACADEMIC OPERATIONS

MARKETING Identify Student Interest Serve Student Interest Enrollment Optimization Digital Video Programmatic Display Affiliate Marketing Organic & Paid Social Media Paid Search Organic Search Media Bid Automation Landing Page Testing Media Mix Lead Scoring Student Analytics: Student + Media + Admissions Info Prospective Student Profile Development NEW STUDENT ENROLLMENT PROCESS

ROBUST NURTURE STRATEGY HELPS TO ENROLL, RETAIN AND SUPPORT EACH STUDENT STUDENT INQUIRIES Concerted strategies across all touchpoints to provide a holistic experience to prospective students to guide their decision process STUDENTS GRADUATES APPLICANTS MARKETING Reminder messaging about upcoming session enrollments Matriculate Paid Search Paid Social Email Advisor Support

MARKETING ECONOMICS IMPROVED EFFICIENCY IN MARKETING EXPENDITURES (1) University Yearly Change of Key Marketing Efficiency Components Measured as % change from 2015 Predictive modeling to identify prospective students with the best chance of succeeding at AIU/CTU Cutting Edge Ad-Tech Bid management platforms, programmatic display, social Content management system helps to refresh and evolve prospective student support systems NOTE: Past trends are not indicative of future performance which could change based on legal, regulatory or market conditions

THE ROLE OF AI IN THE STUDENT JOURNEY In school student support Predictive models with machine learning to assist and focus on at risk students. On-demand classroom assistance Support students’ queries about the course module, lesson plans, assignments, and deadlines Prospective students AI driven virtual assistant to support prospective students ARTIFICIAL INTELLIGENCE (AI) AND MACHINE LEARNING Initiating our AI journey with an AI assistant for prospective students

ARTIFICIAL INTELLIGENCE (AI) AND MACHINE LEARNING

KEY FEATURES OF AIU's VIRTUAL ASSISTANT

Average response time
Dialogflow: 600msec
Overall user query: ~3sec

Concurrent query handling
600 queries per minute

~85% accuracy
Correctly answer user queries available in chat logs
(results are based on 10K queries validated manually)

100% coverage
Transfer to live agents if virtual agent fails to answer

Reduce manual efforts
API to capture chat details
Firebase to update dynamic values in real time

User category identification
Tag: New / Current / Alumni / Others

Suggestion chips
Better user experience
Avoid ambiguity in response

24/7 chat support
Virtual agent is available 24/7 on chat support

66 | *Presenter:* John Kline

INVESTOR DAY 2019

STUDENT-SERVING PROCESSES AND INITIATIVES GRADUATION TEAM MODEL Collaborative support “The entire experience is more positive…to be able to discuss our student’s situations with coaches and admissions advisors and figure out how to best serve the student.“ —GRAD TEAM MEMBER AIU STUDENT FINANCIAL AID ADVISOR ADMISSIONS ADVISOR STUDENT ADVISOR PRIOR LEARNING ASSESSMENT KEY DIFFERENTIATOR IN STUDENT ENROLLMENT Higher touch, student centric service model AIU students supported by a cohesive team of advisors across multiple departments New students assisted by admissions advisors until they begin classes at AIU Co-location facilitates coordination

2014 Comprehensive evaluation conducted in 2014 HLC visiting team and Institutional Action Council (IAC) reaffirmed AIU met HLC’s criteria of accreditation Visit concluded with a request for interim reporting Details of HLC and its accrediting process can be found at https://www.hlcommission.org/component/directory/?Itemid=&Action=ShowBasic&instid=2909 HIGHER LEARNING COMMISSION – ACCREDITATION HISTORY 2018 Comprehensive evaluation conducted in May 2018 HLC visiting team and Institutional Action Council (IAC) reaffirmed AIU met HLC’s criteria of accreditation No interim reports or monitoring requested Re-affirmation of accreditation scheduled 2023-2024

CORPORATE SOCIAL RESPONSIBILITY War Dogs Not-for-Profit, Online 9th Annual CESF Golf Tournament (Over $150,000 raised!) Atlanta’s 3rd Annual Red Nose Day United Food Bank, Chandler (7,129 water bottles collected!) Atlanta’s North Fulton Community Charities Packages for Patriots, Online Support more than 10 diverse organizations Annual golf charity event raised in excess of $150K to support AIU students Paid volunteer time off

ASHISH GHIA Chief Financial Officer Career Education Corporation Financial Overview Long Term Goals Capital Allocation

CEC: INVESTMENT THESIS



WHY INVEST IN CAREER EDUCATION CORPORATION

FAVORABLE INDUSTRY TRENDS	Postsecondary enrollments expected to show **growth**
INNOVATIVE TECHNOLOGY / STUDENT FOCUS	Utilizing technology as an enabler and a differentiator
SCALABLE SHARED SERVICES	Supports organic growth at both Universities and a key enabler for inorganic strategies
STRONG BALANCE SHEET / PROFITABILITY	Cash flows and operating margins at a 7-year high Cash balance[1] of $229M as of December 31, 2018
ATTRACTIVE VALUATIONS / MULTIPLE EXPANSION	Currently trading at ~7.9x forward EV/EBITDA and ~14.6x forward P/E[2]

(1) Includes cash, cash equivalents, restricted cash, and available-for-sale short-term investments
(2) Based on the stock price as of March 29, 2019 and the midpoint of our 2019 Adjusted Operating Income and Adjusted Diluted EPS outlook

71 | *Presenter:* Ashish Ghia

INVESTOR DAY 2019

FINANCIAL OVERVIEW

Graduation ADMISSIONS AND ADVISING CENTER INVESTMENTS CEC started re-investing for University growth beginning 2017 Student support processes and functions: Admissions Advising Academics Financial Aid School Admissions 2017 2018 2019 Estimate Jun Dec Jun Dec Dec 90 130 240 260 330 Future investments will further our strategy of sustainable and responsible growth Incremental staff at our student support centers

2018 FINANCIAL SNAPSHOT

EXECUTING WELL AGAINST OUR OBJECTIVE OF SUSTAINABLE AND RESPONSIBLE GROWTH


Total CEC – Adjusted Operating Income(1)
$130
$120
$110
$100
$90
$80
$70
$60
$50
$59.4M
$66.8M
$105.2M
$114–$119M
2016
2017
2018
2019 Outlook (2)

~9%-10% CAGR for Ongoing Operations


CTU New Enrollments vs PY
24,000
23,000
22,000
21,000
20,000
-5.1%
+6.5%
+6.7%
~+14%
2016
2017
2018
2019 Q1 Estimate


AIU New Enrollments vs PY (3)
16,500
16,000
15,500
15,000
14,500
14,000
+7.1%
+10.0%
-4.7%
~+124%
2016
2017
2018
2019 Q1 Estimate (4)

(1) Slides 104-107 contain a GAAP to non-GAAP reconciliation of adjusted operating income
(2) Estimated outlook based on assumptions listed on slide 103
(3) YOY comparability impacted by timing of the academic calendar redesign
(4) Partially driven by the 60.0% increase in enrollment days for the quarter

74 | *Presenter:* Ashish Ghia

INVESTOR DAY 2019

FINANCIAL OVERVIEW: ONGOING OPERATIONS Growth driven by student support initiatives and technology investments Growth driven by student initiatives and investments INVESTMENTS IN: Two new student support centers in Arizona Further enhancing our Illinois centers Graduation teams Training and development Student technology (2) Slides 104-107 contain a GAAP to non-GAAP reconciliation of adjusted operating income Includes Academics, Admissions and Financial Aid 2017 Actual 2018 Actual 2018 vs 2017 UNIVERSITY GROUP & CORPORATE (1) Revenue ($M) 569.6 580.7 +2.0% Adjusted Operating Income ($M) 105.9 115.0 +8.6% Student Investments as % of Revenue 31.0% 32.3% 130bps

ENROLLMENT METRICS: UNIVERSITY GROUP

New Enrollments Trends → Growth

CTU NEW ENROLLMENT GROWTH vs PY	2017				2018				2019
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1 Est
New Enrollments	+5.5%	+1.6%	+10.9%	+7.4%	+4.6%	+5.8%	+9.0%	+7.1%	~+14%

AIU NEW ENROLLMENT GROWTH vs PY	2017				2018				2019
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1 Est
New Enrollments	+1.4%	+17.3%	-2.8%	+27.2%	-51.5%	+9.0%	+96.8%	-30.8%	~+124%
Enrollment Days *'estimated'*	-6.2%	+9.1%	-9.1%	+38.5%	-42.1%	+0.0%	+60.0%	-39.9%	+60.0%

ENROLLMENT DAYS: In general, enrollment days attributable to any given quarter are the available days during which a prospective student can apply to start school in that quarter

AIU quarterly comparability impacted by the academic calendar redesign

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INVESTOR DAY 2019

ADMISSIONS AND MARKETING PROCESS EFFICIENCIES Creating efficiencies in marketing channels—analytics and execution Student enrollment and orientation Focused execution within student support functions Corporate partnerships AIU Cost per New Enrollment vs PY(1) CTU Cost per New Enrollment vs PY (1) Timing of academic calendar redesign impacts YOY comparability NOTE: Past trends are not indicative of future performance which could change based on legal, regulatory or market conditions Includes marketing and admissions costs

Branding Creative services Digital marketing Data analytics Legal Compliance HR and Recruiting Executive Office Board of Directors Treasury and Audit Accounting and Reporting Tax, Risk and Real Estate Corporate Finance Software and Licenses Network and Infrastructure New Software Development and Support Financial Aid Library Resources Course Development SHARED SERVICES – PROCESS RE-ENGINEERING EFFICIENT, EFFECTIVE AND SCALABLE SHARED SERVICES STUDENT / TECHNOLOGY SERVICES Student Support Information Technology CORPORATE SERVICES Finance and Real Estate Legal, Regulatory and HR Public Company Expense Marketing

BALANCE SHEET AND CASH STRONG BALANCE SHEET AND OPERATING CASH FLOWS Total CEC – Changes in Cash(1) (2) Total CEC – Cash Balance(1) as of 12/31 Includes cash, cash equivalents, restricted cash, and available-for-sale short-term investments Slides 104-107 contain a GAAP to non-GAAP reconciliation of adjusted operating income Legal settlements include payments of $16.1 and $1.0 million related to the Surrett and OIG matters, respectively (3) (2) (2)

LONG TERM FINANCIAL GOALS

STRATEGIC PRIORITIES QUALITY ACADEMIC OUTCOMES INCREASE SHAREHOLDER VALUE Enroll Educate Graduate Optimize Enrollment Processes Enhance Retention & Engagement Leverage Scalable Shared Services Utilize Technology as a Differentiator Invest in High ROI Projects

LONG TERM FINANCIAL GOALS

STRATEGIC PRIORITIES TO ACHIEVE OUR 2022 GOALS

- Optimize Enrollment Processes
- Retention and Engagement
- Leverage Scalable Services
- Technology as a Differentiator
- Invest in High ROI Projects

TOTAL CEC	2018 Results	2019 Outlook(1)	2022 GOALS(2)
Revenue	$581M	*~3-4%*	*Mid-single digit* *4-yr CAGR*
Adjusted Operating Income(3)	$105M	$114-$119M	*High-single – double digit* *4-yr CAGR*
Adjusted Operating Income(3)(4) Margins	18%	~19% - 20%	~over 22%
New Enrollments	38,650	*~3-5%*	*Mid-single digit* *4-yr CAGR*

Excludes pending and potential acquisitions – reflects organic growth only

(1) Estimated outlook based on assumptions listed on slide 103
(2) Goals are based on the assumptions listed on slide 103, along with risks and uncertainties discussed within our Form 10-K filed on February 20, 2019
(3) Slides 104-107 contain a GAAP to non-GAAP reconciliation of adjusted operating income
(4) Adjusted operating income margins are calculated by dividing adjusted operating income by revenue.

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INVESTOR DAY 2019

CAPITAL ALLOCATION

CAPITAL ALLOCATION –BASELINE CONTEXT

BASELINE CONTEXT	
WACC	~14%(1)
2018 ROIC	~17%(2)
2018 Ending Cash Balance	$229M
2019 Adjusted Operating Income Outlook(3)(4)	$114 – $119M

Growth Company
Organic investments / acquisitions

VS

Yield Company
Stock repurchases / dividends

Or

Combination

(1) Using capital asset pricing model and adjusted for small cap premium, key inputs used include a risk free rate of 2.7%, beta of 1.2, equity risk premium of 5%, debt of 0% and small cap premium of approximately 5%
(2) Sourced from FactSet FDS query as of 3/29/2019
(3) Estimated outlook based on assumptions listed on slide 103
(4) Slides 104-107 contain a GAAP to non-GAAP reconciliation of adjusted operating income

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INVESTOR DAY 2019

CREATING SHAREHOLDER VALUE Cash and Investment Balances Base / Academic Capital Excess Cash Maximize Return Invest in High ROI projects Organic Investments Student-serving operations Marketing and technology Curriculum and course content Inorganic Investments M&A Hybrid OPM Return of Capital

TRIDENT UNIVERSITY KEY DEAL TERMS Asset purchase price: $35M - $44M 2018 Revenue(1): $46M 2018 EBITDA(1): $9M Different niche: Master’s and Doctorate Regulatory approvals: HLC / ED Expected close: by end of 2019 subject to necessary regulatory approvals Positive ROI NEXT STEPS Post merger integration and transition planning Learning management platform Marketing and outreach Student support transition Program offerings Leverage best practices across all institutions PURCHASE AGREEMENT TO ACQUIRE TRIDENT UNIVERSITY ASSETS As of fiscal year ended June 30, 2018

CECO VERSUS PEERS CECO STILL TRADING AT A DISCOUNT TO PEERS, DESPITE BUSINESS OUTPERFORMING Source: Calculated by S&P Global Market Intelligence One of the Stronger Balance Sheets in the Industry… …With Improving Operating Earnings … …and Strong Return on Invested Capital in 2018…. …Yet Below Average Multiple

INVESTOR OUTREACH

STOCK RETURN PERFORMANCE CEO appointment LCB teach-out commitment Transformation complete Trident announcement A B C D Source: FactSet FDS Queries as of 3/1/2019

FOUR YEARS OF INCREASING INSTITUTIONAL INVESTMENTS Source: FactSet FDS Queries as of 3/1/2019

TODD NELSON President & Chief Executive Officer Career Education Corporation Vision for the Future Closing Remarks

STRATEGIC PRIORITIES QUALITY ACADEMIC OUTCOMES INCREASE SHAREHOLDER VALUE Enroll Educate Graduate Optimize Enrollment Processes Enhance Retention & Engagement Leverage Scalable Shared Services Utilize Technology as a Differentiator Invest in High ROI Projects

Internal Universities (AIU / CTU) The recent agreement to purchase Trident University International (TUI) allows CEC to validate its ‘Hybrid OPM’ strategy at minimal cost ‘HYBRID OPM’ MODEL: Leverage scalable shared services and student support infrastructure to evaluate concept Future CEC – ‘Hybrid OPM’ Model Student Support & Education Technology POTENTIAL ‘HYBRID ONLINE PROGRAM MANAGEMENT’ (OPM) MODEL Provides student support services to BOTH internal as well as external Universities External Universities (as clients) also can be provided to: Services Provided to:

POTENTIAL TRANSITION TO ‘HYBRID OPM’ MODEL SERVICES PROVIDED: Technology Marketing Corporate Functions (HR, Legal, Finance) Financial Aid Regulatory PROVIDED TO: AIU CTU Ongoing refinements of service infrastructure for scalability and efficiencies TODAY (2019): Shared Services Model FUTURE: ‘ Hybrid OPM’ Business Model SERVICES PROVIDED: Technology / Admissions / Marketing Corporate Functions (HR, Legal, Finance etc.) Financial Aid /Advising Curriculum Development Regulatory Corporate Partnerships PROVIDED TO: AIU / CTU Trident University Others Evolve company structure Reorganize operations Risk diversification TRANSITION

INORGANIC ACCELERATORS: M&A AND ‘HYBRID OPM’ POTENTIAL UPSIDE TO OUR 2022 FINANCIAL GOALS(1) 2018 Actual 2019 Outlook 2022 Potential Adjusted Operating Income M&A (Trident) ‘Hybrid OPM’ not to scale Technology and student-serving initiatives (2) Goals and potential are based on the assumptions listed on slide 103, along with risks and uncertainties discussed within our Form 10-K filed on February 20, 2019 Estimated outlook based on assumptions listed on slide 103 (1)

FOCUS ON 2019 AND BEYOND COMPLETE COMPLETE PRESENT FOCUS Teach-out/Divest Sanford Brown (SB) and Le Cordon Bleu ® (LCB) schools Improve operating efficiency through process re-engineering Invest in and grow University operations Transformation Plan initiated in 2015 – now complete

KEY RISKS External / Industry Internal Execution in student support operations Technology as an enabler Geographic expansion / diversification Organic growth opportunities Talent acquisition & hiring Industry trends Legal matters Federal Trade Commission (FTC) Oregon arbitrations Regulatory Political Increase Shareholder Return

CLOSING REMARKS AND KEY TAKEAWAYS SUSTAINABLE ENROLLMENT MOMENTUM Investment in student-serving processes and initiatives ACQUISITION OF TRIDENT UNIVERSITY Increases the depth and breadth of our program offerings TECHNOLOGY & INNOVATION An enabler across all our strategies to improve academic outcomes and increase retention CONCEPT OF BALANCE Financial and operating commitments Invest for the long term OPTIMAL DEPLOYMENT OF CAPITAL ROIC > Cost of capital

CEC: INVESTMENT THESIS WHY INVEST IN CAREER EDUCATION CORPORATION STRONG BALANCE SHEET / PROFITABILITY 2019 adjusted operating income outlook: $114M-$119M(1)(2) Capital allocation prioritizes high ROIC project: ROIC > Cost of Capital Increased cash flow from operations Acquisition of Trident University FAVORABLE INDUSTRY TRENDS Postsecondary enrollments expected to show growth Growth in online platform – well accepted Continued demand for skilled professionals Increasing participation from non-traditional students, adult learners INNOVATIVE TECHNOLOGY / STUDENT FOCUS Utilize technology as an enabler and a differentiator: leveraging mobility and predictive analytics to enhance student engagement Student first mind-set across all our operations Innovative personalized learning technology, powered by intellipath® SCALABLE SHARED SERVICES Support organic growth at our Universities Key enabler for Inorganic strategies VALUATION METRICS/ MULTIPLE EXPANSION Trading at 7.9x forward EV/EBITDA and 14.6x forward PE(3) Opportunity for multiple expansion: completion of teach-outs and execution against our objective of sustainable and responsible growth Estimated outlook based on assumptions listed on slide 103 Slides 104-107 contain a GAAP to non-GAAP reconciliation of adjusted operating income Based on the stock price as of March 29, 2019 and the midpoint of our 2019 Adjusted Operating Income and Adjusted Diluted EPS outlook

Q&A

APPENDIX

OUTLOOK ASSUMPTIONS Achievement of the outlook and long term goals included within these slides is based on the following key assumptions and factors, among others: Prospective student interest in the Company’s programs continues to trend in line with recent experiences Initiatives and investments in student-serving operations continue to positively impact enrollment trends within the University Group No material changes in the current legal or regulatory environment, and excludes legal and regulatory liabilities and other related impacts which are not probable and estimable at this time, and any impact of new or proposed regulations, including the “borrower defense to repayment” and gainful employment regulations and any modifications thereto No significant impact from ongoing legal or regulatory matters, including legal fees associated therewith No material changes in the estimated amount of compensation expense that could be impacted by changes in the Company’s stock price or the Company’s assessment of the probable outcome of performance conditions relating to performance-based compensation Although these estimates and assumptions are based upon management’s good faith beliefs regarding current events and actions that we may undertake in the future, actual results could differ materially from estimates. In addition, decisions we may make in the future as we continue to evaluate diverse strategies to enhance shareholder value may impact the outlook provided.

GAAP TO NON-GAAP RECONCILIATIONS

GAAP TO NON-GAAP RECONCILIATIONS

GAAP TO NON-GAAP RECONCILIATIONS

GAAP TO NON-GAAP RECONCILIATIONS